UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 28, 2017

CD 2017-CD3 Mortgage Trust
(Exact name of issuing entity)
(Central Index Key number of issuing entity: 0001693368)

Citigroup Commercial Mortgage Securities Inc.
(Exact name of the depositor as specified in its charter)
(Central Index Key number of depositor: 0001258361)

Citigroup Global Markets Realty Corp.
(Central Index Key number: 0001541001)
German American Capital Corporation
(Central Index Key number: 0001541294)
(Exact name of sponsors as specified in their charters)

Delaware	333-207132-10	86-1073506
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

390 Greenwich Street
New York, New York		10013
(Address of principal executive offices of depositor)		(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 816-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “February 14, 2017 Form 8-K”), filed with the Securities and Exchange Commission (the “SEC”) on February 14, 2017, with respect to CD 2017-CD3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2017-CD3, as and to the extent described below. The purpose of this amendment is to replace the version of the Pooling and Servicing Agreement previously filed as Exhibit 4.1 to the February 14, 2017 Form 8-K with the version attached to this Form 8-K/A as Exhibit 4.1, which contains certain corrective revisions to the previously filed version. Effective upon the filing of this Form 8-K/A, Exhibit 4.1 of the February 14, 2017 Form 8-K is replaced and superseded in its entirety by Exhibit 4.1 to this Form 8-K/A. Capitalized terms used but not defined herein shall have the meanings assigned to them in the February 14, 2017 Form 8-K.

Item 9.01.        Financial Statements and Exhibits.

(d)       Exhibits

Exhibit 4.1        Pooling and Servicing Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 6, 2017	CITIGROUP COMMERCIAL MORTGAGE
SECURITIES INC.

By: /s/ Paul Vanderslice
Name: Paul Vanderslice
Title: President

CD 2017-CD3-Form 8-K/A

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

4.1	Pooling and Servicing Agreement	(E)